Exhibit 10.3

Execution Version

Canadian Borrower Joinder

THIS CANADIAN BORROWER JOINDER AGREEMENT is executed as of November 22, 2022 (this “Joinder”), by Weatherford Canada Ltd., an Alberta corporation amalgamated under the laws of the Province of Alberta, Canada, (the “New Borrower”) and delivered to Wells Fargo Bank, National Association, as administrative agent (in such capacity for the Lenders under that certain Amended and Restated Credit Agreement, dated as of October 17, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Weatherford International Ltd., a Bermuda exempted company (“WIL-Bermuda”), Weatherford International, LLC, a Delaware limited liability company (“WIL-Delaware”), any other Borrower party thereto, Weatherford International plc, an Irish public limited company (“Parent”), the Lenders from time to time party thereto, Wells Fargo Bank, National Association, as administrative agent for the Lenders, and the Issuing Banks from time to time party thereto. Capitalized terms used but not otherwise defined herein shall have the respective meanings specified therefor in the Credit Agreement.

W I T N E S S E T H

WHEREAS, pursuant to Section 4.13 of the Credit Agreement, the Borrowers have exercised the right, subject to the terms and conditions thereof, to effectuate an increase in the aggregate Commitments under the Credit Agreement by requesting one or more Persons meeting the qualifications set forth in such Section 4.13 to provide the Specific Incremental Commitment Increase;

WHEREAS, as a condition to the effectiveness of such Specific Incremental Commitment Increase, the New Borrower is executing this Joinder;

WHEREAS, the New Borrower will obtain benefits from the incurrence of Loans by, and the issuance of, and participations in, Letters of Credit for the account of, any Borrower, in each case pursuant to the Credit Agreement, and, accordingly, desires to execute this Joinder in order to induce the Lenders and Issuing Banks to continue to make Loans and issue Letters of Credit for the account of the Borrowers, in each case, pursuant to the Credit Agreement;

NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the New Borrower, the receipt and sufficiency of which are hereby acknowledged, the New Borrower hereby makes the following representations and warranties to the Administrative Agent for the benefit of the Lenders and the Issuing Banks and hereby covenants and agrees with each of the Administrative Agent, the Lenders and the Issuing Banks as follows:

1.	By executing and delivering this Joinder, the New Borrower (a) becomes a Borrower for all purposes under the Credit Agreement and (b) acknowledges and agrees that it is a party to and is a “Borrower”, an “Obligor Party” and an “Obligor” under the Credit Agreement and agrees to be bound by the terms and provisions of the Credit Agreement in such capacities thereunder, effective upon the date on which Administrative Agent shall have received a copy of this Joinder, duly executed by the New Borrower and acknowledged by Administrative Agent.

2.	The New Borrower, in consideration of each Lender’s and each Issuing Bank’s agreement to extend credit to it under and on the terms and conditions set forth in the Credit Agreement, does hereby assume each of the obligations imposed upon a “Borrower” under the Credit Agreement and agrees to be bound by the terms and conditions of the Credit Agreement. In furtherance of the foregoing, the New Borrower hereby represents and warrants to the Administrative Agent, each Lender and each Issuing Bank as follows:

a.	Upon execution and delivery of this Joinder to the Administrative Agent, the New Borrower will become a Borrower under the Credit Agreement and will thereafter (i) have all the rights and obligations of a Borrower thereunder and be bound by all the provisions thereof, as fully as if the New Borrower were one of the original parties thereto and (ii) be designated as an Obligor and Obligor Party under the Loan Documents (to the extent not already so designated) with all the rights and obligations of such a Person, as fully as if the New Borrower were one of the original Borrowers under the Credit Agreement.

b.	The representations and warranties of the Obligors contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty is true and correct in all respects, on and as of the date hereof with the same effect as if made on and as of such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty remains true and correct in all material respects as of such specified earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty is true and correct in all respects as of such specified earlier date).

3.	THIS JOINDER AND ALL OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH AND THE RIGHTS AND OBLIGATIONS EXISTING HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

4.	This Joinder may be executed in counterparts (and by different signatories hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Joinder by facsimile transmission or electronic transmission (in .pdf format) shall be effective for all purposes as delivery of a manually executed counterpart of this Joinder. The words “execution”, “signed”, “signature”, “delivery”, and words of like import in or relating to any document to be signed in connection with this Joinder and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent. Without limiting the generality of the foregoing, the New Borrower hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and the Obligors, electronic images of this Joinder shall have the same legal effect, validity and enforceability as any paper original, and (ii) waive any argument, defense or right to contest the validity or enforceability of the Joinder based solely on the lack of paper original copies of any Loan Documents, including with respect to any signature pages hereto and thereto.

5.	From and after the execution and delivery hereof, this Joinder shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

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IN WITNESS WHEREOF, the New Borrower has caused this Joinder to be executed and delivered as of the date first above written.

WEATHERFORD CANADA LTD.

By:	/s/ Pamela M. Webb
Name: Pamela M. Webb
Title: Director

[Signature Page to Canadian Borrower Joinder]

Accepted and Acknowledged by:

WELLS FARGO BANK, NATIONAL ASSOCIATION.,
as Administrative agent

By:	/s/ Michael Janak
Name: Michael Janak
Title: Managing Director

[Signature Page to Canadian Borrower Joinder]